================================================================================






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                   ------------

                           JUNE 4, 2002 (MAY 30, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                                 PHH CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           COMMISSION FILE NO. 1-7797
            MARYLAND                                            52-0551284
  (STATE OR OTHER JURISDICTION                               (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


            1 CAMPUS DRIVE
        PARSIPPANY, NEW JERSEY                                     07054
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)


                                 (973) 428-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






================================================================================

ITEM 5. OTHER EVENTS

      EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "PHH", "WE", "OUR", OR "US" MEANS PHH CORPORATION, A MARYLAND CORPORATION.

      On May 30, 2002, PHH entered into a Selling Agent Agreement and Supplemental Indenture No. 3 in connection with the establishment of a program for the offering of up to $500,000,000 aggregate principal amount of PHH InterNotes(R) under PHH's shelf Registration Statement on Form S-3
(Registration No. 333-46434). Copies of the Selling Agent Agreement and Supplemental Indenture No. 3 are included as Exhibits 1.1 and 4.1, respectively, to this Report on Form 8-K and hereby are incorporated by reference herein.


ITEM 7. EXHIBITS

        See Exhibit Index.

                                    SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PHH CORPORATION



                                    BY:   /s/ ERIC BOCK
                                        ---------------------------------
                                          Eric J. Bock
                                          Executive Vice President - Law
                                          and Corporate Secretary

Date: June 4, 2002

                                 PHH CORPORATION
                           CURRENT REPORT ON FORM 8-K
                    REPORT DATED JUNE 4, 2002 (MAY 30, 2002)


                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------

1.1 Selling Agent Agreement dated as of May 30, 2002 among PHH Corporation and the Agents named therein.

4.1 Supplemental Indenture No. 3 dated as of May 30, 2002 to the Senior Debt Securities Indenture dated as of November 6, 2000 between PHH Corporation and Bank One Trust Company, N.A., as Trustee.